EX-99.906CERT

Certification Pursuant to Rule 30a-2(a) under the 1940 Act and Section 906 of the
Sarbanes-Oxley Act

I, G. Paul Matthews, President of Matthews International Funds (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 5, 2004	/s/ G. Paul Matthews
G. Paul Matthews, President (chief executive officer)

I, Rodney D. Yee, Treasurer, of Matthews International Funds (the “Registrant”), certify that:

1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: November 3, 2004	/s/ Rodney D. Yee
Rodney D. Yee, Treasurer, (chief financial officer)